8


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          Investment Series Funds, Inc.
                (Name of Registrant as Specified In Its Charter)

                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                          INVESTMENT SERIES FUNDS, INC.

                               Federated Bond Fund



Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.


Investment Series Funds, Inc. (the "Corporation") will hold a special meeting of shareholders of Federated Bond Fund (the "Fund") on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. As a shareholder, you have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Directors and changes to the Fund's fundamental investment policies. The Board also recommends an amendment to the Articles of Incorporation.

Why are individuals recommended for election to the Board of Directors?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Corporation, if applicable.

Why are the Fund's "fundamental policies" being changed or eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Fund's investment adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Corporation's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why is the Board recommending an amendment to the Articles of Incorporation? Since the time of the initial preparation of the Articles organizing the Corporation, developments in the investment company industry and changes in the law have resulted in many improvements. The Board is recommending a change to the Articles of Incorporation that permits the Corporation to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Corporation time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

                   After careful consideration, the Board of Directors has
                    unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                   PRELIMINARY
                          INVESTMENT SERIES FUNDS, INC

                               Federated Bond Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

                  A special meeting of the shareholders of Federated Bond Fund (the "Fund"), a portfolio of Investment Series Funds, Inc. (the "Corporation"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 30, 1999 to consider proposals:

                     (1)   To elect three Directors.

                     (2) To make changes to the Fund's fundamental investment policies:

                    (a)  To  amend  the  Fund's  fundamental  investment  policy
                         regarding    borrowing   money   and   issuing   senior
                         securities;

                           (b) To amend the Fund's fundamental investment policy regarding investments in real estate;

                           (c) To amend the Fund's fundamental investment policy regarding investments in commodities;

                           (d) To amend the Fund's fundamental investment policy regarding underwriting securities;

                           (e) To amend the Fund's fundamental investment policy
regarding lending by the Fund;

                           (f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry;

                           (g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin; and

                           (h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                     (3) To eliminate the Fund's fundamental investment policy regarding selling securities short.

                     (4) To approve an amendment to and a restatement of the Corporation's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                           To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                         4
The Board of Directors has fixed September 21, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,



                                                               John W. McGonigle
                                                                       Secretary


October 6, 1999


YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting............................

Election of Three Directors.....................................................

About the Election of Directors.................................................

Directors Standing for Election.................................................

Approval of Changes to the Fund's Fundamental Investment
     Policies...................................................................

Approval of the Elimination of the Fund's Fundamental Investment
     Policy on Selling Securities Short.........................................

Approval of an Amendment to and a Restatement of the Corporation's
     Articles of Incorporation..................................................

Information About the Corporation...............................................

Proxies, Quorum and Voting at the Special Meeting...............................

Share Ownership of the Directors................................................

Director Compensation...........................................................

Officers and Incumbent Directors of the Corporation.............................

Other Matters and Discretion of Attorneys Named in the Proxy....................

                                   PRELIMINARY


                                 PROXY STATEMENT


                          INVESTMENT SERIES FUNDS, INC.

                               Federated Bond Fund

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

         The enclosed proxy is solicited on behalf of the Board of Directors of the Corporation (the "Board" or "Directors"). The proxies will be voted at a special meeting of shareholders of the Corporation, which presently consists of one portfolio or series, Federated Bond Fund (the "Fund'), to be held on November 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Corporation. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Corporation or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Corporation may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed changes recommended in both the investment policies of the Fund and in the Articles of Incorporation of the Corporation, and has approved them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 6, 1999, to shareholders of record at the close of business on September 21, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding __________ of shares of common stock.

         The Fund's annual report, which includes audited financial statements for the fiscal year ended October 31, 1998, was previously mailed to shareholders. The Fund's semi-annual report, which contains unauditied financial statements for the period ended April 30, 1999, was also previously mailed to shareholders. The Corporation will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report and/or semi-annual report. Requests for an annual report or semi-annual report may be made by writing to the Corporation's principal executive offices or by calling the Corporation. The Corporation's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation's toll-free telephone number is 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF THREE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of John F. Cunningham, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. All of the Nominees are
         presently serving as Directors. Please see "About the Election of Directors" below for current information about the Nominees, and "Officers and Incumbent Directors of the Fund" in this Proxy Statement for information about the Directors who have previously been elected by shareholders. Messrs. Cunningham, Mansfield and Walsh were appointed Directors on January 1, 1999, to fill vacancies resulting from the decision to expand the size of the Board.

         All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Fund at the Special Meeting. The three individuals receiving the greatest number of votes at the Special Meeting will be deemed to be elected Directors.

         If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Corporation shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Corporation. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION
                  TO THE BOARD OF DIRECTORS OF THE CORPORATION


About the Election of Directors

         Maryland law does not require the election of the Corporation's Directors each year, and shareholders should anticipate that, prior to election of successor Directors, incumbent Directors will hold office during the lifetime of the Corporation, except that: (a) any Director may resign; and (b) a Director may be removed at any special meeting of the shareholders by a vote of a majority of the outstanding voting shares of the Corporation. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

Directors Standing for Election

         Set forth below is a listing of Directors standing for election, along with their addresses, birth dates, present positions with the Corporation, and principal occupations during the past five years.

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birth date:  March 5, 1943

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems); formerly, Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birth date:  April 10, 1945

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant; formerly, Chief Executive Officer, PBTC International Bank; Partner, Authur Young & Company (now Ernest & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John S. Walsh

2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly (heavy highway contractor), Inc.; formerly, Vice President, Walsh & Kelly, Inc.

                        APPROVAL OF CHANGES TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #2(a) to #2(i) and #3.

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Fund to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Fund's investment adviser.

         After the Corporation was formed in 1992, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Fund is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Fund's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Fund's fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

         (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the Board of Directors and shareholders Board of Directors policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Directors

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Directors

         The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental policies will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Directors of the Corporation does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Fund. Nor does the Board of Directors anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Fund is managed.

         The following is the text and a summary description of the proposed changes to the Fund's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if the Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

        PROPOSAL #2(a): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

         Shareholders of the Fund are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Fund's current policy states:

         "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings in excess of 5% of its total assets are outstanding."

Senior Securities-Generally. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         The interpretations of the staff of the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Fund permit borrowing only as a temporary, extraordinary or emergency measure, and restrict the purchase of portfolio securities while any borrowings in excess of 5% are outstanding. The proposed investment policy would provide greater flexibility, and would permit the Fund to borrow money, directly or indirectly (such as through reverse repurchase agreements, as permitted by the Fund's present policy), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by the shareholders, the Fund does not presently anticipate changing its current practices relating to borrowing money and issuing senior securities. As a matter of operating policy, the Fund does not presently intend to engage in leveraging.

         Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities for the Fund will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(b): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Fund's policy concerning investments in real estate must be fundamental. The Fund currently has a fundamental investment policy prohibiting the purchase or sale of real estate which states:

         "The Fund will not buy or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

         The proposed fundamental investment policy will not permit the Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Fund to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective and policies. If the new policy is approved by shareholders, the Fund does not presently anticipate changing its current practices relating to investing in real estate.

         Upon shareholder approval, the fundamental investment policy of the Fund governing investments in real estate will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                             VOTE FOR THE PROPOSAL

     PROPOSAL #2(c): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Fund's policy concerning investments in commodities must be fundamental. The Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities that states:

         "The Fund will not purchase or sell commodities. However, the Fund may purchase put options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts. The Fund will notify shareholders before such a change in its operating policies is implemented."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The proposed policy would provide appropriate flexibility for the Fund to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes. Using financial futures instruments can involve substantial risks, and would be utilized only if the Fund's investment adviser determined that such investments are advisable and such practices were disclosed in the Fund's prospectus or statement of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Fund does not intend to engage in these activities beyond what is disclosed in the Fund's current prospectus. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for the Fund will state:

         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(d): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                    POLICY REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Fund's policy relating to underwriting is required to be fundamental. The Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, which states:

         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

This does not constitute a substantive change in the Fund's fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #2(e): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                          REGARDING LENDING BY THE FUND

         Under the 1940 Act, the Fund's policy concerning lending must be fundamental. The Fund currently is subject to a fundamental investment policy limiting its ability to make loans which states:

         "The Fund will not lend any of its assets except portfolio securities, on a short-term or long-term basis, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities."

         The Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities to broker/dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Fund currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

         In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's proposed fundamental policy specifically permits such investments. Upon approval of the Fund's shareholders, the fundamental investment policy governing the lending of assets by the Fund will state:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

     PROPOSAL #2(f): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Fund currently is subject to a fundamental investment policy prohibiting it from concentrating its investments in a single industry. This policy provides:

"The Fund will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry."

         Upon the approval by the Fund's shareholders, the fundamental investment policy governing concentration for the Fund will provide:

         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

         The Corporation's Board has also approved related non-fundamental policies for the Fund, which will be adopted if the new fundamental policy is approved by shareholders. These policies provide that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

          PROPOSAL  #2(g):  TO AMEND,  AND TO MAKE  NON-FUNDAMENTAL,  THE FUND'S
               FUNDAMENTAL  INVESTMENT  POLICY  REGARDING  BUYING  SECURITIES ON
               MARGIN

         The Fund is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with a non-fundamental restriction. The Fund's current policy provides:

"The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions."

         The proposed non-fundamental policy makes some changes in wording from the existing fundamental restriction, and contemplates that the Fund may engage in the same types of transactions as it is presently authorized to do. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Fund would become subject to the following non-fundamental policy:

         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(h):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

         The Fund is not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Fund's flexibility in this area, the Board of the Corporation believes that the Fund's policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing."

         The Board does not expect this change to have a material impact on the Fund's operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Fund would become subject to the following non-fundamental policy:

         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                     PROPOSAL #3: ELIMINATION OF THE FUND'S
        FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT

          The Board has determined that the Fund's current fundamental investment policy pertaining to selling securities short is unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including a policy prohibiting short sales of securities. As a consequence of those restrictions, the Fund adopted an investment policy related to selling securities short, and agreed that the policy would be changed only upon the approval of shareholders. The policy provides:

         "The Fund will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time."

          Since the prohibition on short sales is no longer required under current law, and in order to maximize the Fund's flexibility in this area, the management of the Fund has recommended, and the Board has determined, that the policy should be removed. Notwithstanding the elimination of this fundamental restriction, the Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short.

          This Proposal will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #4: TO AMEND AND RESTATE THE CORPORATION'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE THE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITED UNDER MARYLAND LAW

         Shareholders are being asked to approve amendments to the Corporation's Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Corporation, or of a class or series of the Corporation, such as the Fund, and then redeem all outstanding shares of any series or class of the Corporation. Currently, a vote of shareholders is required to liquidate the Corporation or a series thereof. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Corporation's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Incorporation as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Corporation or of a series or class thereof. If it is determined that it is no longer advisable to continue the Corporation, or a series or class or the Corporation, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate the Corporation or a class or series of the Corporation, such as the Fund, by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Fund.

         If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

         "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Corporation then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation or any affected class or series thereof."

         In the event that the amendment to the Articles of Incorporation to allow the Directors to liquidate the Corporation, or a series or class thereof, as set forth above is not approved by the shareholders, the provisions of the Articles of Incorporation shall remain as they are presently, and the Directors will consider what action, if any, should be taken.

         This Proposal will require the affirmative vote of a majority of the outstanding voting shares of the Corporation as described in the Articles of Incorporation. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                       SHAREHOLDERS VOTE FOR THE PROPOSAL

                        INFORMATION ABOUT THE CORPORATION

Proxies, Quorum and Voting at the Special Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under the Investment Company Act of 1940, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors and the amendment to the Articles of Incorporation.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of shares of the Corporation entitled to vote without regard to class, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made pertaining to the election of Directors and the amendment to the Articles of Incorporation. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

         For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

Share Ownership of the Directors
Officers and Directors of the Corporation own less than 1% of the Corporation's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: [TO BE INSERTED]



Director Compensation

Name and Position                      Aggregate              Total Compensation Paid From Fund Complex+
With Corporation                       Compensation
                                       From
                                       Corporation#1
-------------------------------------- ---------------------- -------------------------------------------------------

John F. Donahue*@                           $0                $0 for the Corporation and 54 other
Chairman and Director                                         investment companies in the Fund Complex

Thomas G. Bigley                       $1,491.83              $113,860.22 for the Corporation and 54 other
Director                                                      investment companies in the Fund Complex

John T. Conroy, Jr.                    $1,641.25              $125,264.48 for the Corporation and 54 other
Director                                                      investment companies in the Fund Complex

Nicholas P. Constantakis               $1,133.56              $0 for the Corporation and 36 other
Director                                                      investment companies in the Fund Complex

John F. Cunningham**                        $0                $0 for the Corporation and 26 other investment
Director                                                      companies in the Fund Complex

J. Christopher Donahue*                     $0                $0 for the Corporation and 18 other investment
President and Director                                        companies in the Fund Complex






Name and Position                      Aggregate              Total Compensation Paid From Fund Complex+
With Corporation                       Compensation
                                       From
                                       Corporation#1
-------------------------------------- ---------------------- -------------------------------------------------------

Lawrence D. Ellis, M.D.*               $1,491.83              $113,860.22  for the Corporation and 54 other
Director                                                      investment companies in the Fund Complex

Peter E. Madden                        $1,491.83              $113,860.22 for the Corporation and 54 other
Director                                                      investment companies in the Fund Complex

Charles F. Mansfield, Jr.**                 $0                $0 for the Corporation and 26 other
Director                                                      investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D.@     $1,491.83              $113,860.22 for the Corporation and 54 other
Director                                                      investment companies in the Fund Complex

Marjorie P. Smuts                      $1,491.83              $113,860.22 for the Corporation and 54 other
Director                                                      investment companies in the Fund Complex

John S. Walsh**                             $0                $0 for the Corporation and 26 other investment
Director                                                      companies in the Fund Complex

1 Information is furnished for the fiscal year ended October 31, 1998.

+ The information is provided for the last calendar year.

# The aggregate compensation is provided for the Corporation which is comprised of one portfolio.

* This  Director is deemed to be an  "interested  person" as defined in the 1940
Act.

** Messrs. Cunningham, Mansfield and Walsh became Directors of the Corporation on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

@ Member of the Executive Committee.

         During the fiscal year ended October 31, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Corporation. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

         The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Corporation has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Corporation's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Corporation's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Conroy, Madden and Murray serve on the Audit Committee. These Directors are not interested Directors of the Corporation. During the fiscal year ended October 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit

     Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Directors of the Corporation

         The executive officers of the Corporation are elected annually by the Board of Directors. Each officer holds the office for one year and until qualification of his successor. The names and birth dates of the executive officers of the Corporation, as well as the incumbent Directors of the Corporation who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: July 28, 1924

Chairman and Director

Dates Became a Director and an Officer:  May 19, 1992 and May 20, 1992

Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Corporation.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh PA
Birth date: February 3, 1934

Director

Date Became a Director:  October 1, 1995

Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment) formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director and Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birth date: June 23, 1937

Director

Date Became a Director:  May 19, 1992

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birth date:  September 3, 1939

Director

Date Became a Director:  February 23, 1998

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birth date: October 11, 1932

Director

Date Became a Director:  May 19, 1992

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth date: March 16, 1942

Director

Date Became a Director:  May 19, 1992

     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Director

Date Became a Director:  February 14, 1995

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birth date: June 21, 1935

Director

Date Became a Director:  May 19, 1992

     Director   or   Trustee   of   the   Federated    Fund   Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; television producer; business owner.


J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: April 11, 1949

President and Director

Dates Became an Officer and a Director:  May 20, 1992 and May 19, 1992

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, CEO and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Corporation.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: October 22, 1930

Executive Vice President

Date Became an Officer:  July 11, 1997

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  May 20, 1992

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Trustee, Federated Investment Counseling and Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: May 17, 1923

Vice President

Date Became an Officer:  May 20, 1992

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

William D. Dawson, III
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Corporation and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services, Vice President, Federated Investors, Inc.; formerly, Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date: June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly, various management positions within Funds Financial Services Division of Federated Investors, Inc.

Joseph M. Balestrino
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birth date:  November 3, 1954

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company; formerly, Vice President and Assistant Vice President, Federated Investment Management Company.

         None of the officers of the Corporation received salaries from the Corporation during the fiscal year ended October 31, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Investment Series Funds, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Corporation.



    SHAREHOLDERS         ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
                         PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
                         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary
October 6, 1999

                          INVESTMENT SERIES FUNDS, INC.


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Bond Fund (the "Fund"), a portfolio of Investment Series Funds, Inc. (the "Corporation"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT SERIES FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Directors of the Corporation

                                    For                       [   ]

Proposal 1 To elect John F.  Cunningham,  Charles F. Mansfield,  Jr. and John S.
     Walsh as Directors of the Corporation

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2........To make changes to the Fund's fundamental investment policies:

          2(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          2(b) To amend the Fund's fundamental investment policy regarding investments in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(c) To amend the Fund's fundamental investment policy regarding investments in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(d) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          2(e) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          2(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3:       To eliminate the Fund's fundamental investment policy on
                  selling securities short
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4: To approve an amendment to and a restatement of the Corporation's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                                       YOUR VOTE
                                                                       IS
                                                                       IMPORTANT
                                                                       Please
                                                                       complete,
                                                                       sign and
                                                                       return
                                                                       this card
                                                                       as soon
                                                                       as
                                                                       possible.


                                                                       Dated


                                                                       Signature


                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                    You may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.